Exhibit 10.4.1
FIRST AMENDMENT TO CREDIT AGREEMENT

    THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is executed on July 11, 2022, by and among ASHFORD HOSPITALITY HOLDINGS LLC, a Delaware limited liability company (the “Borrower”), ASHFORD INC., a Nevada corporation (the “Parent”), ASHFORD HOSPITALITY ADVISORS LLC, a Delaware limited liability company (“Advisors”), ASHFORD HOSPITALITY SERVICES LLC, a Delaware limited liability company (“Services”), each Lender party hereto, and MUSTANG LODGING FUNDING LLC, as Administrative Agent.

R E C I T A L S

    1.    Borrower, Parent, Advisors (as a Co-Borrower solely with respect to the Advisors Loan Obligations), Services (as a Co-Borrower solely with respect to the Services Loan Obligations), Administrative Agent, and Lenders are parties to that certain Credit Agreement (as modified, amended, renewed, extended, and/or restated, the “Credit Agreement”) dated as of April 1, 2022.

    2.    The parties hereto desire to amend the Credit Agreement, subject to the terms and conditions set forth herein.

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    1.    Terms and References. Unless otherwise stated in this Amendment (a) terms defined in the Credit Agreement have the same meanings when used in this Amendment, and (b) references to “Sections” are to the Credit Agreement’s sections.

    2.    Amendment to the Credit Agreement.

(a)    Section 1.1 of the Credit Agreement is hereby amended to delete therefrom the definition of “Subsidiary” in its entirety and replace such definition with the following:

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise Controlled, directly, or indirectly through one or more intermediaries, or both, by such Person.   Notwithstanding the foregoing, each of (a) Texas Strategic Growth Fund L.P., a Delaware limited partnership, and (b) one additional limited partnership to be designated to the Administrative Agent in writing, of which Advisors (or a Subsidiary thereof) is the general partner and a minority investor and the initial investment of which is the acquisition and repositioning of 1700 Pacific Avenue, Dallas, TX, shall not constitute a Subsidiary for purposes of this Agreement and the other Loan Documents. As used in this Agreement, the Borrower shall be deemed a Subsidiary of Parent. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower.

3.    Amendments to other Loan Documents.

    (a)    All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement, as modified and amended hereby, and as may, from time to time, be further amended, modified, extended, renewed, and/or increased.

    (b)    Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

    4.    Conditions Precedent. This Amendment shall not be effective unless and until: (a) Administrative Agent receives this Amendment executed by Borrower, Administrative Agent, and the Required Lenders.

    5.    Ratifications. Each of Borrower, Parent, Advisors and Services (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, and (b) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Administrative Agent for the benefit of Lenders under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future obligations of Borrower, Parent and each other Loan Party under the Credit Agreement and the Loan Documents.

    6.    Representations. Each of Borrower, Parent, Advisors and Services represents and warrants to Administrative Agent and Lenders that as of the date of this Amendment: (a) this Amendment has been duly authorized, executed, and delivered by Borrower, Parent, and each Co-Borrower; (b) the Credit Agreement, as amended by this Amendment, are valid and binding upon Borrower, Parent, and each Co-Borrower and is enforceable against Borrower, Parent, and each Co-Borrower in accordance with its terms, except as limited by Debtor Relief Laws and principles of equity, whether applied in a court of law or equity; (c) no Default or Event of Default has occurred and is continuing or would immediately result therefrom after giving effect to the Amendment; and (d) all representations and warranties in the Loan Documents are true and correct in all material respects (without duplication of any materiality or “Material Adverse Effect” qualifiers set forth therein) except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (without duplication of any materiality or “Material Adverse Effect” qualifiers set forth therein) as of such earlier date or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement.

    7.    Continued Effect. Except to the extent amended hereby, all terms, provisions and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

    8.    Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment shall be subject to the provisions regarding choice of law, submission to jurisdiction, waiver of venue, service of process, and waiver of jury trial set forth in Section 11.14 and 11.15 of the Credit Agreement, and such provisions are incorporated herein by this reference, mutatis mutandis, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document, and (f) delivery of an executed copy of this Amendment by electronic means shall be effective to the same extent as an original manually executed counterpart hereof. Borrower shall pay the reasonable fees and expenses of counsel for Administrative Agent incurred in connection with this Amendment in accordance with Section 11.04 of the Credit Agreement.

    9.    ENTIRETIES. THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES ABOUT THE SUBJECT MATTER OF THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

    10.    Parties. This Amendment binds and inures to Borrower, Parent, Advisors, Services, Administrative Agent, each Lender, and their respective successors and permitted assigns.

[Remainder of Page Intentionally Left Blank; Signature Pages to Follow]

EXECUTED as of the date first stated above.

ASHFORD HOSPITALITY HOLDINGS LLC, a Delaware limited liability company, as the Borrower

By: /s/ Alex Rose
Name: Alex Rose
Title: Executive Vice President and Secretary

ASHFORD INC., a Nevada corporation, as the Parent

By: /s/ Jeremy Welter
Name: Jeremy Welter
Title: President

ASHFORD HOSPITALITY ADVISORS LLC,
a Delaware limited liability company, as a Co-Borrower solely with respect to the Advisors Loan Obligations

By: /s/ Deric Eubanks
Name: Deric Eubanks
Title: Chief Financial Officer

ASHFORD HOSPITALITY SERVICES LLC,
a Delaware limited liability company, as a Co-Borrower solely with respect to the Services Loan Obligations

By: /s/ Jeremy Welter
Name: Jeremy Welter
Title: Chief Executive Officer

Signature Page to
First Amendment to Credit Agreement

MUSTANG LODGING FUNDING LLC,
as Administrative Agent and as a Lender

By: /s/ Steven Orbuch
Name: Steven Orbuch
Title: President

Signature Page to
First Amendment to Credit Agreement

MUSTANG LODGING FUNDING II LLC, as a Lender

By: /s/ Wayne Cohen
Name: Wayne Cohen
Title: Authorized Person

Signature Page to
First Amendment to Credit Agreement